CARBONITE TO ACQUIRE EVAULT FROM SEAGATE TECHNOLOGY DECEMBER 2015

EMILY WALT Director, Investor Relations

Safe Harbor These slides and the accompanying oral presentation contain "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent the Company's views as of the date they were first made based on the current intent, belief or expectations, estimates, forecasts, assumptions and projections of the Company and members of our management team. Words such as "expect," "anticipate," "should," "believe," "hope," "target," "project," "goals," "estimate," "potential," "predict," "may," "will," "might," "could," "intend," variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Those statements include, but are not limited to, statements regarding guidance on our future financial results and other projections or measures of future performance, (i) the Company’s ability to complete the acquisition of assets of EVault; (ii) the expected future results of the acquisition of EVault, including revenues, non-GAAP EPS and growth rates; (iii) the Company’s ability to successfully integrate EVault’s business; and (iv) the Company’s expectations regarding its future performance. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond the Company's control. The Company's actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including, but not limited to, the Company's ability to profitably attract new customers and retain existing customers, including the customers of EVault, the Company's dependence on the market for cloud backup services, the Company's ability to manage growth, and changes in economic or regulatory conditions or other trends affecting the Internet and the information technology industry. These and other important risk factors are discussed under the heading "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 filed with the Securities and Exchange Commission, which is available on www.sec.gov. Except as required by law, we do not undertake any obligation to update our forward-looking statements to reflect future events, new information or circumstances. This presentation contains non-GAAP financial measures. Non-GAAP net income per share excludes amortization expense on intangible assets, stock-based compensation expense, litigation-related expense, restructuring-related expense, acquisition-related expense, hostile takeover-related expense, and CEO transition expense. 3

MOHAMAD ALI President and CEO 4

carbonite.com Carbonite to Acquire EVault • Overview • Transaction Rationale • About EVault • The Opportunity • Expands product portfolio • Increases addressable market • Creates value • Operational and Financial Summary 5

carbonite.com Overview - Transaction Rationale 6 Delivers customer- proven solutions Creates value Doubles market opportunity • Brings robust business continuity and disaster recovery solutions, including cloud- connected appliances and advanced disaster-recovery-as-a-service (DRaaS) • Combines two strong brands at opposite ends of the SMB market • Doubles our addressable market with solutions for all SMBs including those with complex environments • Expands our market reach through its active Managed Service Providers (MSP) and reseller channel • Leverages Carbonite’s highly efficient and scalable cloud infrastructures • Carbonite expects to generate approximately $200M in 2016 bookings • Expected to be accretive on a non-GAAP net income per share basis in the first year • Purchase price of $14M, all cash, leaves Carbonite with a strong balance sheet

About EVault

SOLUTIONS	**Disaster Recovery & Business Continuity Solutions for Midsize Business**
BUSINESS	Founded 1997 • Acquired 2006 by Seagate
CUSTOMERS	~5300
PARTNERS	~500
LOCATIONS	Retained offices: Salt Lake City, Utah & Toronto, Canada
EMPLOYEES	200+ EVault employees welcomed to the Carbonite team

carbonite.com 7 CARBONITE

carbonite.com The Opportunity - Our Industry is Gaining Momentum IT Spending is Up • SMB U.S. spending will grow from $161 billion in 2015 to $190 billon in 2019 Market is Growing • Worldwide data protection and recovery software market will grow from $6.3 billion in 2015 to $8.2 billion in 2019 BC/DR is Moving Rapidly to the Cloud • Total cloud spend growing at 12.4%* vs. on premise 5.5% (CAGR) • *SMB growing faster than enterprise 8 Source: IDC 2014, 2015

The Opportunity – Delivers Customer-Proven Solutions



CLOUD BACKUP/ RECOVERY SERVICES

Scalable, cloud based backup and recovery for servers

- Supports multiple o/s including Windows, Oracle, Solaris, Linux, VMware and Hyper-V
- Centralized management
- End-to-end security
- Customer Support 24/7/365



HYBRID BACKUP/RECOVERY SOFTWARE AND APPLIANCES

All the benefits of EVault Cloud Backup and Recovery with an appliance form factor for local backup and restore

- Scalability from 1TB to 100TB
- Fast, granular recoveries
- Easy installation, deployment, monitoring and management



CLOUD FAILOVER SERVICES

DRaaS services providing Failover in the cloud

- Managed service SLA provides guaranteed access to critical systems in the cloud after an outage
- 1-hour SLA option is backup independent and includes proactive failover, enabling zero downtime
- Customer Support 24/7/365

Note: Current services

carbonite.com
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CARBONITE

carbonite.com The Opportunity – Delivers Customer-Proven Solutions 10 BY CARBONITE BY CARBONITE PERSONAL ENDPOINT ENDPOINT PRO ENDPOINT + CSB APPLIANCE BY CARBONITE BY CARBONITE BY CARBONITE CONSUMER SMALL BUSINESS 1-99 MIDSIZE BUSINESS 100-499 Endpoint Server Appliance Failover Archiving

carbonite.com 11 Research indicates U.S. SMBs are willing to spend up to ~$13B for Business Continuity & Disaster Recovery The Opportunity – Doubles Addressable Market SMALL BUSINESS MIDSIZE BUSINESS 23.5M Home Businesses (0 employees) 73.4M Consumer HHs 6.4M Small Businesses (1-99 employees) 94.9K Midsize Businesses (100-499 employees) 18K Enterprise (500+ employees) $5.4B $7.2B PERSONAL Source: IDC 2015

carbonite.com The Opportunity – Creates Business Value for Customers, Partners and Shareholders 12 Simple, User-Friendly Products Highly Efficient Cloud Storage Award-Winning Customer Care Strong Brand with Broad Awareness Scalable Hybrid Appliances Supports Complex Environments Established Mid-Market Provider Respected SMB Brand Powerful suite of BC/DR products that are robust and easy to use Highly efficient operations that maximize ROI and drive customer satisfaction Strong brands that address needs of all SMB customers Positioned to lead the SMB BC/DR market +

ANTHONY FOLGER Chief Financial Officer 13

carbonite.com Operational and Financial Summary 14 Synergies Transaction Summary • More efficient data centers • Improved customer care • Significant cross sell opportunities with reseller partners and MSPs across entire product portfolio • Expected close January of 2016* • Total purchase price is $14 million, all cash • Fourth quarter repurchases to date of approximately $2.4M at an average price of $10.33/share • Year to date share repurchases total $5.4M EVault NA operations expected to close Janaury 2016 and EU operations expected to close first quarter 2016. Buyback not impacted

carbonite.com Outlook 15 • SMB bookings are expected to comprise more than 50% of total bookings in 2016 • Total bookings in 2016 will be approximately $200M • Transaction is expected to be accretive to non-GAAP net income per share in year one

carbonite.com Carbonite and EVault: Two Strong Brands with Massive Opportunity 16 Delivers Customer-Proven Solutions Robust BC/DR solutions including appliances and DRaaS Creates Business Value Accretive to non-GAAP net income per share in year one Doubles Addressable Market to $13B Solutions for all SMBs Strong Balance Sheet Purchase price of $14M leaves flexibility for capital deployment in future

Q&A 17